UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
September 1, 2021
___________________________________
Zscaler, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-38413	26-1173892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S.Employer Identification Number)

120 Holger Way
San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 533-0288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On and effective as of September 1, 2021, the Board of Directors (the “Board”) of Zscaler, Inc. (the “Company”) approved the expansion of the size of the Board from seven to eight and appointed Eileen Naughton as a Class I director of the Company, with a term expiring at the Company’s annual meeting of stockholders for fiscal year 2021. Ms. Naughton was not appointed to any committees of the Board.

There is no arrangement or understanding between Ms. Naughton and any other persons pursuant to which Ms. Naughton was selected as a director. Other than the indemnification agreement described in the following paragraph, Ms. Naughton does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Naughton will receive the standard compensation and equity awards provided to the Company’s non-employee directors and committee members for their service pursuant to the Company's Outside Director Compensation Policy. In addition, Ms. Naughton will enter into the Company's standard form of director indemnification agreement, which was filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 filed with the SEC on February 16, 2018.

A copy of the Company's press release announcing Ms. Naughton’s appointment is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

(e) Fiscal Year 2022 Cash Compensation

On September 1, 2021, the Compensation Committee of the Board approved terms of cash compensation for the Company’s fiscal year ending July 31, 2022 (“Fiscal 22”) for the Company’s named executive officers identified below in the amounts reflected below:

Name and Title	Base Salary	Target Bonus
Remo Canessa, Chief Financial Officer	$400,000	$300,000
Amit Sinha, President of R&D, Operations and Customer Service, CTO	$400,000	$300,000
Dali Rajic, President Go-to-Market and CRO	$415,000	$415,000
Robert Schlossman, Chief Legal Officer and Secretary	$325,000	$225,000
All changes were effective August 1, 2021, the first day of Fiscal 22.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 7, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

September 7, 2021	/s/ Remo Canessa
Remo Canessa
Chief Financial Officer